UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2006

BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-13817	11-2908692
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

11615 North Houston Rosslyn Houston, Texas		77086 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 931-8884

___________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Senior Credit Facility

On March 3, 2006, Boots & Coots International Well Control, Inc. (the “Company”) and IWC Services, LLC, a Texas limited liability company and wholly owned subsidiary of the Company (together with the Company, collectively, the “Borrower”), entered into a Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association (the “Bank”), acting by and through its Wells Fargo Business Credit operating division, which established a revolving credit facility of $10,300,000, subject to a borrowing base of $ 5,993,189, and a term credit facility of $9,700,000. The term credit facility is due and payable in full on March 3, 2010, subject to extension to March 3, 2011. The revolving credit facility is due and payable in full on March 3, 2010, subject to a year-to-year renewal thereafter.

The Credit Agreement is secured by all assets of the Borrower. Unused line fees are due monthly on the revolving credit facility and range from 0.25% 0.50% per annum, based on the ratio of the outstanding principal amount under the Credit Agreement to the Borrower’s consolidated EBITDA.

At the Company’s option, borrowings under the Credit Agreement bear interest at either (i) the Bank’s prime commercial lending rate, or (ii) the Inter-Bank Market Offered Rate plus a margin ranging, as to the revolving credit facility, from 0.50% to 1.50% per annum, and, as to the term credit facility, from 3.00% to 3.50%, which margin increases or decreases based on the ratio of the outstanding principal amount under the Credit Agreement to the Borrower’s consolidated EBITDA. The interest rate at March 3, 2006 was 7.5%.

The Credit Agreement contains various restrictive covenants and compliance requirements, including (1) maintenance of a minimum book net worth through December 31, 2006 equal to 90% of the pro forma Book Net Worth calculated on March 1, 2006, but in no event less than $25,000,000, or, for each fiscal year thereafter, equal to the greater of the minimum book net worth required for the preceding fiscal year or 85% of Book Net Worth on the last day of the preceding fiscal year, where “Book Net Worth” means the aggregate of common and preferred stockholders’ equity of Borrower on a consolidated basis; (2) maintenance of a minimum ratio of Borrower’s consolidated EBITDA less unfinanced capital expenditures to principal and interest payments required under the Credit Agreement, on a trailing twelve month basis, of 1.50 to 1.00; (3) limitation on capital expenditures of $3,000,000 in the aggregate during any fiscal year; (4) limitation on the incurrence of additional indebtedness except for indebtedness arising under the notes in original aggregate amount of $15,000,000 from HWC Energy Services, Inc. to BNC, indebtedness existing on the date of the Credit Agreement, indebtedness existing between Borrower and its subsidiaries that is unsecured and subordinated to the indebtedness arising under the Credit Agreement; (5) restriction on excessive salaries and other fees paid to the officers and directors of the Borrower and its subsidiaries and limitation of increases in such salaries and fees greater than 10% in any one year, individually or in the aggregate; (6) requirement that Borrower, at all times, have access to all snubbing units and the right to enter the property where any snubbing unit is located for the purpose of removing the snubbing unit, keep all snubbing units that constitute “Eligible Equipment” within U.S. control and jurisdiction, and ensure that no snubbing unit ever constitutes a fixture, constitutes a vessel, becomes subject to a maritime contract, constitutes a motor vehicle, or is required to be certificated as a motor vehicle.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to Exhibit 10.1, attached hereto.

Registration Rights Agreement

On March 3, 2006, the Company entered into a Registration Rights Agreement with HWC Energy Services, Inc., a Delaware corporation (“HWC Energy Services”). Pursuant to the terms of the Registration Rights Agreement, the Company has agreed to file with the U.S. Securities and Exchange Commission (“SEC”) on or before March 31, 2006 a registration statement covering resales of the 26,462,137 shares of common stock issued to HWC Energy Services. The Company has agreed to cause the registration statement to be declared effective by the SEC as soon as practicable after the initial filing date and to maintain the effectiveness of each registration statement until March 3, 2008, at the earliest, unless all shares included in the registration statement are sold thereunder before that date.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to Exhibit 4.1, attached hereto.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 3, 2006, the Company acquired substantially all of the hydraulic workover business of Oil States International, Inc. (the “Acquisition”). The hydraulic workover business, based in Houma, Louisiana, includes a fleet of 27 owned and operated hydraulic workover units and provides live and dead well workover services throughout the world. Workover operations are currently performed in the U.S., Venezuela, Algeria, West Africa and the Middle East.

In connection with this Acquisition, the Company purchased all of the issued and outstanding capital stock of HWCES International, a Cayman Islands corporation, and HWC Limited, a Louisiana corporation, and all of the issued and outstanding membership interests in Hydraulic Well Control, LLC, a Delaware limited liability company. The Company purchased each of these wholly owned subsidiaries of Oil States International, Inc., a Delaware corporation (“Oil States”), for total consideration of 26,462,137 shares of common stock, par value $0.00001 per share, of the Company and subordinated promissory notes in the aggregate principal amount of $15,000,000, subject to adjustment, with interest accruing at a rate of 10% per annum.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 relating to the Credit Agreement is incorporated by reference into this Item 2.03.

On March 3, 2006, the Company issued two subordinated promissory notes in the principal amounts of $10,000,000 and $5,000,000, respectively, each accruing interest at a rate of 10% per annum. The subordinated promissory notes mature upon the earlier of a change in control of the Company or September 2, 2010. Interest on the principal amounts of the notes shall be paid quarterly in arrears at the end of each fiscal quarter, beginning on March 31, 2006.

Item 3.02	Unregistered Sales of Equity Securities.

On March 3, 2006, the Company issued a total of 28,398,042 shares of its common stock, par value $0.00001 per share, in connection with its purchase of the hydraulic workover business of Oil States and the redemption of its Series A Cumulative Senior Preferred Stock, par value $0.00001 per share (“Series A Preferred Stock”), from Halliburton Energy Services, Inc. Specifically, the Company issued: (i) 15,877,283 shares of its common stock and a subordinated promissory note in the principal amount of $5,000,000 to HWC Energy Services in exchange for all of the outstanding membership interests in Hydraulic Well Control, LLC; (ii) 10,584,854 shares of its common stock to HWC Energy Services for all of the outstanding capital stock of HWCES International; (iii) a subordinated promissory note in the principal amount of $10,000,000 to HWC Energy Services for all of the outstanding capital stock of HWC Limited; and (iv) 1,935,905 shares of its common stock and $5,000,000 in cash to Halliburton Energy Services, Inc. in exchange for and redemption of 50,000 shares of the Company’s Series A Preferred Stock, constituting all of the outstanding shares of Series A Preferred Stock.

The 28,398,042 shares of common stock were issued pursuant to the exemption from registration provided in Regulation D under Section 4(2) of the Securities Act of 1933, as amended (the “Act”). Shares of the common stock were issued only to “accredited investors” as defined in Rule 501(a) of the Act.

Item 3.03	Material Modification to Rights of Security Holders.

Under the terms of Section 6.7 of the Credit Agreement, the Company may not declare or pay any dividends (other than dividends payable solely in stock of the Company) on any class of its stock, or make any payment on account of the purchase, redemption or other retirement of any shares of that stock, subject to certain exceptions.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Concurrent with the completion of the Acquisition, Douglas E. Swanson and Cindy B. Taylor (collectively, the “New Directors”) were appointed by the Company’s board of directors to fill two vacant board seats. At this time, neither of the New Directors has been appointed to a committee of the Company’s board of directors. The Company will file an amendment to this Current Report on Form 8-K to report any such appointment within four business days after the information is determined or becomes available.

Douglas E. Swanson has served as president and chief executive officer of Oil States since January 2000. Prior to joining Oil States, Mr. Swanson served as president and chief executive officer of Cliffs Drilling Company, a contract drilling company, from January 1992 to August 1999. He holds a bachelor’s degree from Cornell College and is a Certified Public Accountant.

Cindy B. Taylor has served as senior vice president - chief financial officer and treasurer of Oil States since May 2000. Prior to joining Oil States, Mrs. Taylor served as the chief financial officer of L.E. Simmons & Associates, Incorporated from August 1999 to May 2000, the vice president - controller of Cliffs Drilling Company from July 1992 to August 1999 and as a senior manager with Ernst & Young LLP, a public accounting firm, from January 1984 to July 1992. She received a bachelor's degree of business administration from Texas A&M University and is a Certified Public Accountant.

Pursuant to the terms of a letter agreement dated March 3, 2006 between the Company and HWC Energy Services, the Company has agreed to appoint one additional individual designated by HWC Energy Services to the Company's board of directors. HWC Energy Services must make this designation on or before March 3, 2007, or otherwise forfeit its right to appoint such person to the board.

Also concurrent with the completion of the Acquisition, Gabriel Aldape, age 45, has been appointed as interim Chief Financial Officer of the Company effective March 3, 2006. Mr. Aldape previously served as Vice President - Finance of Hydraulic Well Control, LLC since July 1998 and was responsible for directing investment analysis, cost analysis and general accounting and finance management, including cash management and business planning, for Capstar Drilling, Oil States’ land drilling operations. Mr. Aldape also managed the Sarbanes-Oxley compliance effort for Hydraulic Well Control, LLC and Capstar. Mr. Aldape’s international experience with Hydraulic Well Control, LLC includes five years as finance manager and controller in Mexico and Venezuela, as well as directing financial start up efforts in Dubai, Congo, Algeria and Egypt. Mr. Aldape has spent 21 years in accounting and management in the oil field service industry.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 3, 2006, in connection with the Acquisition, the Company filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Amendment”) with the Delaware Secretary of State. The Amendment provides that the Company renounce any interest or expectancy in any business opportunity, transaction or other matter in which Oil States, its affiliates, or any officer or director of Oil States who also serves as one of the Company’s directors or officers (collectively, the “Oil States Group”), participates or desires to participate that involves any aspect of the energy equipment or services business industry, except for business opportunities that:

•
are presented to the Oil States Group solely in such person’s capacity as a director of the Company or its subsidiaries and with respect to which no other member of the Oil States Group independently receives notice or otherwise identifies the business opportunity, or

•	are identified by the Oil States Group solely through the disclosure of information by the Company or on the Company’s behalf.

No member of the Oil States Group will have any obligation to communicate or offer any renounced business opportunity to the Company, and any member of the Oil States Group may pursue a renounced business opportunity.

Item 9.01	Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited combined balance sheets of the Hydraulic Well Control business of Oil States International, Inc. as of December 31, 2004 and 2003, the related audited combined statements of operations, stockholder equity, and cash flows for each of the three years in the period ended December 31, 2004, and the unaudited combined financial statements for the nine months ended September 30, 2005 and 2004, are included in the Company’s Definitive Proxy Statement beginning on page F-1 of  Schedule 14A, filed with the Securities and Exchange Commission on January 30, 2006, are hereby incorporated by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information beginning on page 39 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on January 30, 2006, is hereby incorporated by reference.

(c)	Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Boots & Coots International Well Control, Inc.

4.1	Registration Rights Agreement dated March 3, 2006 by and between Boots & Coots International Well Control, Inc. and HWC Energy Services, Inc.

10.1	Credit and Security Agreement dated March 3, 2006 by and between & Coots International Well Control, Inc. and Wells Fargo Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned thereunto duly authorized.

BOOTS & COOTS INTERNATIONAL WELL
CONTROL, INC.

Date: March 9, 2006	By:	/s/ Dewitt H. Edwards
Dewitt H. Edwards
Senior Vice President - Finance, Administration

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Boots & Coots International Well Control, Inc.

4.1	Registration Rights Agreement dated March 3, 2006 by and between Boots & Coots International Well Control, Inc. and HWC Energy Services, Inc.

10.1	Credit and Security Agreement dated March 3, 2006 by and between & Coots International Well Control, Inc. and Wells Fargo Bank, National Association.